EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of December 31, 2020

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch Capital”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archcapservices.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2019 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire common equity and a warrant to purchase additional common equity of Watford Holdings Ltd. In accordance with GAAP, the Company consolidates the results of Watford Holdings Ltd. (“Watford”) in its financial statements, although it only owns approximately 13% of Watford’s outstanding common equity at December 31, 2020. Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, 100% of the results of Watford are included in the Company’s consolidated financial statements. The portion of Watford’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the potential replacement of LIBOR and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Year Ended
	December 31,			December 31,
	2020	2019	Change	2020	2019	Change
Underwriting results:
Gross premiums written	$2,170,831	$1,842,071	17.8%	$9,632,691	$7,695,645	25.2%
Net premiums written	1,660,298	1,343,100	23.6%	6,900,127	5,506,205	25.3%
Net premiums earned	1,668,299	1,382,437	20.7%	6,431,584	5,229,809	23.0%
Underwriting income (loss) (2)	229,542	288,672	(20.5)%	481,069	1,087,630	(55.8)%

Loss ratio	61.0%	51.4%	9.6	66.1%	51.3%	14.8
Acquisition expense ratio	13.5%	14.3%	(0.8)	14.1%	14.1%	—
Other operating expense ratio	12.1%	13.9%	(1.8)	12.7%	14.3%	(1.6)
Combined ratio	86.6%	79.6%	7.0	92.9%	79.7%	13.2

Net investment income	$87,992	$119,906	(26.6)%	$401,908	$491,067	(18.2)%
Per diluted share	$0.21	$0.29	(27.6)%	$0.98	$1.19	(17.6)%

Net income available to Arch common shareholders	$533,141	$315,981	68.7%	$1,363,909	$1,594,707	(14.5)%
Per diluted share	$1.30	$0.76	71.1%	$3.32	$3.87	(14.2)%

After-tax operating income available to Arch common shareholders (2)	$230,417	$308,357	(25.3)%	$557,108	$1,162,639	(52.1)%
Per diluted share	$0.56	$0.74	(24.3)%	$1.36	$2.82	(51.8)%

Comprehensive income (loss) available to Arch	$646,082	$326,760	97.7%	$1,682,325	$2,027,129	(17.0)%

Net cash provided by operating activities	$507,017	$443,298	14.4%	$2,705,054	$1,810,060	49.4%

Weighted average common shares and common share equivalents outstanding — diluted	410,281,852	414,124,920	(0.9)%	410,259,455	411,609,478	(0.3)%

Financial measures:
Change in book value per common share during period	5.4%	3.2%	2.2	14.7%	22.8%	(8.1)

Annualized return on average common equity	17.8%	12.0%	5.8	11.8%	16.5%	(4.7)
Annualized operating return on average common equity (2)	7.7%	11.7%	(4.0)	4.8%	12.0%	(7.2)

Total return on investments (3)	2.46%	1.07%	140 bps	7.77%	7.30%	47 bps

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(3)Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Revenues
Net premiums earned	$1,811,045	$1,771,092	$1,665,354	$1,744,444	$1,515,882	$6,991,935	$5,786,498
Net investment income	114,458	128,512	131,485	145,153	154,263	519,608	627,738
Net realized gains (losses)	353,333	280,499	556,588	(366,960)	40,830	823,460	363,198
Other underwriting income	7,852	5,413	6,667	6,852	6,757	26,784	24,861
Equity in net income (loss) of investment funds accounted for using the equity method	89,286	126,735	(65,119)	(4,209)	27,139	146,693	123,672
Other income (loss)	10,468	919	(3,140)	8,548	(1,317)	16,795	2,233
Total revenues	2,386,442	2,313,170	2,291,835	1,533,828	1,743,554	8,525,275	6,928,200

Expenses
Losses and loss adjustment expenses	(1,127,385)	(1,216,273)	(1,230,522)	(1,115,419)	(844,922)	(4,689,599)	(3,133,452)
Acquisition expenses	(254,828)	(247,942)	(254,789)	(247,283)	(221,888)	(1,004,842)	(840,945)
Other operating expenses	(215,697)	(215,686)	(209,249)	(234,544)	(204,408)	(875,176)	(800,997)
Corporate expenses	(25,335)	(17,937)	(17,920)	(20,796)	(26,837)	(81,988)	(80,111)
Amortization of intangible assets	(19,196)	(16,715)	(16,489)	(16,631)	(21,890)	(69,031)	(82,104)
Interest expense	(38,419)	(41,343)	(31,139)	(32,555)	(31,199)	(143,456)	(120,872)
Net foreign exchange gains (losses)	(72,209)	(44,885)	(39,211)	72,671	(52,306)	(83,634)	(20,609)
Total expenses	(1,753,069)	(1,800,781)	(1,799,319)	(1,594,557)	(1,403,450)	(6,947,726)	(5,079,090)

Income (loss) before income taxes	633,373	512,389	492,516	(60,729)	340,104	1,577,549	1,849,110
Income tax expense	(34,059)	(23,707)	(26,127)	(27,945)	(27,336)	(111,838)	(155,810)
Net income (loss)	599,314	488,682	466,389	(88,674)	312,768	1,465,711	1,693,300
Net (income) loss attributable to noncontrolling interests	(55,770)	(69,643)	(167,568)	232,791	13,616	(60,190)	(56,981)
Net income (loss) attributable to Arch	543,544	419,039	298,821	144,117	326,384	1,405,521	1,636,319
Preferred dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)	(41,612)	(41,612)
Net income (loss) available to Arch common shareholders	$533,141	$408,636	$288,418	$133,714	$315,981	$1,363,909	$1,594,707

Comprehensive income (loss) available to Arch	$646,082	$455,907	$626,366	$(46,030)	$326,760	$1,682,325	$2,027,129

Net income (loss) per common share and common share equivalent
Basic	$1.32	$1.01	$0.72	$0.33	$0.78	$3.38	$3.97
Diluted	$1.30	$1.00	$0.71	$0.32	$0.76	$3.32	$3.87

Weighted average common shares and common share equivalents outstanding
Basic	403,005,335	402,850,485	402,503,687	403,892,161	402,941,290	403,062,179	401,802,815
Diluted	410,281,852	409,194,657	408,119,681	414,033,570	414,124,920	410,259,455	411,609,478

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Assets
Investments:
Fixed maturities available for sale, at fair value	$18,717,825	$18,452,888	$17,207,731	$16,841,571	$16,894,526
Short-term investments available for sale, at fair value	1,924,922	2,039,097	2,277,866	944,531	956,546
Collateral received under securities lending, at fair value	301,096	64,259	473,790	182,284	388,376
Equity securities, at fair value	1,444,830	1,502,015	1,257,317	1,181,903	838,925
Other investments	4,324,796	3,749,575	3,520,771	3,310,517	3,663,477
Investments accounted for using the equity method	2,047,889	1,883,702	1,727,302	1,676,055	1,660,396
Total investments	28,761,358	27,691,536	26,464,777	24,136,861	24,402,246
Cash	906,448	976,398	854,259	882,284	726,230
Accrued investment income	103,299	106,940	102,064	118,089	117,937
Securities pledged under securities lending, at fair value	294,912	62,749	464,503	177,442	379,868
Premiums receivable	2,064,586	2,225,311	2,203,753	2,155,204	1,778,717
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	4,500,802	4,621,937	4,363,507	4,303,135	4,346,816
Contractholder receivables	1,986,924	2,185,614	2,179,124	2,140,724	2,119,460
Ceded unearned premiums	1,234,075	1,450,200	1,364,603	1,357,284	1,234,683
Deferred acquisition costs	790,708	750,901	714,531	708,848	633,400
Receivable for securities sold	92,743	158,674	167,281	221,573	24,133
Goodwill and intangible assets	692,863	713,777	688,490	705,450	738,083
Other assets	1,853,579	1,771,998	1,632,756	1,509,232	1,383,788
Total assets	$43,282,297	$42,716,035	$41,199,648	$38,416,126	$37,885,361

Liabilities
Reserve for losses and loss adjustment expenses	$16,513,929	$15,900,526	$15,044,874	$14,309,580	$13,891,842
Unearned premiums	4,838,965	5,062,052	4,827,445	4,817,191	4,339,549
Reinsurance balances payable	683,263	873,067	793,467	737,597	667,072
Contractholder payables	1,995,562	2,191,515	2,185,414	2,149,762	2,119,460
Collateral held for insured obligations	215,581	221,957	208,449	211,597	206,698
Senior notes	2,861,113	2,860,811	2,860,733	1,871,869	1,871,626
Revolving credit agreement borrowings	155,687	210,687	335,587	500,587	484,287
Securities lending payable	301,089	64,251	473,783	182,274	388,366
Payable for securities purchased	218,779	382,236	275,257	327,359	87,579
Other liabilities	1,510,888	1,681,181	1,467,739	1,392,905	1,513,330
Total liabilities	29,294,856	29,448,283	28,472,748	26,500,721	25,569,809

Redeemable noncontrolling interests	58,548	57,835	55,986	55,376	55,404

Shareholders’ equity
Non-cumulative preferred shares	780,000	780,000	780,000	780,000	780,000
Common shares	643	642	642	642	638
Additional paid-in capital	1,977,794	1,950,782	1,935,514	1,921,487	1,889,683
Retained earnings	12,362,463	11,829,322	11,420,686	11,132,268	11,021,006
Accumulated other comprehensive income (loss), net of deferred income tax	488,895	386,357	349,488	21,944	212,091
Common shares held in treasury, at cost	(2,503,909)	(2,495,106)	(2,494,505)	(2,489,097)	(2,406,047)
Total shareholders’ equity available to Arch	13,105,886	12,451,997	11,991,825	11,367,244	11,497,371
Non-redeemable noncontrolling interests	823,007	757,920	679,089	492,785	762,777
Total shareholders’ equity	13,928,893	13,209,917	12,670,914	11,860,029	12,260,148
Total liabilities, noncontrolling interests and shareholders’ equity	$43,282,297	$42,716,035	$41,199,648	$38,416,126	$37,885,361

Common shares and common share equivalents outstanding, net of treasury shares	406,720,642	406,018,958	405,970,251	405,609,867	405,619,201
Book value per common share (1)	$30.31	$28.75	$27.62	$26.10	$26.42

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Non-cumulative preferred shares
Balance at beginning and end of period	$780,000	$780,000	$780,000	$780,000	$780,000	$780,000	$780,000

Common shares
Balance at beginning of period	642	642	642	638	638	638	634
Common shares issued, net	1	—	—	4	—	5	4
Balance at end of period	643	642	642	642	638	643	638

Additional paid-in capital
Balance at beginning of period	1,950,782	1,935,514	1,921,487	1,889,683	1,864,468	1,889,683	1,793,781
Amortization of share-based compensation	14,663	14,662	13,160	28,050	11,862	70,535	64,152
All other	12,349	606	867	3,754	13,353	17,576	31,750
Balance at end of period	1,977,794	1,950,782	1,935,514	1,921,487	1,889,683	1,977,794	1,889,683

Retained earnings
Balance at beginning of period	11,829,322	11,420,686	11,132,268	11,021,006	10,705,025	11,021,006	9,426,299
Cumulative effect of an accounting change (1)	—	—	—	(22,452)	—	(22,452)	—
Balance at beginning of period, as adjusted	11,829,322	11,420,686	11,132,268	10,998,554	10,705,025	10,998,554	9,426,299
Net income	599,314	488,682	466,389	(88,674)	312,768	1,465,711	1,693,300
Amounts attributable to noncontrolling interests	(55,770)	(69,643)	(167,568)	232,791	13,616	(60,190)	(56,981)
Preferred share dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)	(41,612)	(41,612)
Balance at end of period	12,362,463	11,829,322	11,420,686	11,132,268	11,021,006	12,362,463	11,021,006

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	386,357	349,488	21,944	212,091	211,714	212,091	(178,720)
Change in unrealized appreciation (decline) in value of available-for-sale investments	63,008	19,800	305,338	(145,337)	(24,707)	242,809	372,664
Change in foreign currency translation adjustments	39,530	17,069	22,206	(44,810)	25,084	33,995	18,147
Balance at end of period	488,895	386,357	349,488	21,944	212,091	488,895	212,091

Common shares held in treasury, at cost
Balance at beginning of period	(2,495,106)	(2,494,505)	(2,489,097)	(2,406,047)	(2,403,749)	(2,406,047)	(2,382,167)
Shares repurchased for treasury	(8,803)	(601)	(5,408)	(83,050)	(2,298)	(97,862)	(23,880)
Balance at end of period	(2,503,909)	(2,495,106)	(2,494,505)	(2,489,097)	(2,406,047)	(2,503,909)	(2,406,047)

Total shareholders’ equity available to Arch	13,105,886	12,451,997	11,991,825	11,367,244	11,497,371	13,105,886	11,497,371
Non-redeemable noncontrolling interests	823,007	757,920	679,089	492,785	762,777	823,007	762,777
Total shareholders’ equity	$13,928,893	$13,209,917	$12,670,914	$11,860,029	$12,260,148	$13,928,893	$12,260,148

(1) Adoption of ASU 2016-13, “Financial Instruments - Credit Losses (Topic 326).”

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Operating Activities
Net income (loss)	$599,314	$488,682	$466,389	$(88,674)	$312,768	$1,465,711	$1,693,300
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(366,942)	(282,907)	(557,740)	362,964	(51,435)	(844,625)	(377,967)
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(78,257)	(95,078)	96,350	29,034	24,899	(47,951)	(14,013)
Amortization of intangible assets	19,196	16,715	16,489	16,631	21,890	69,031	82,104
Share-based compensation	14,829	14,521	13,363	28,549	11,985	71,262	66,417
Changes in:
Reserve for losses and loss adjustment expenses, net	445,758	509,623	652,389	506,057	112,907	2,113,827	489,981
Unearned premiums, net	(53,030)	103,052	2,957	392,802	(60,429)	445,781	252,569
Premiums receivable	143,123	1,872	(45,181)	(418,457)	91,013	(318,643)	(237,752)
Deferred acquisition costs	(36,710)	(14,801)	(17,302)	(75,135)	(8,654)	(143,948)	(47,260)
Reinsurance balances payable	(139,670)	73,459	52,354	79,807	(32,770)	65,950	182,132
Other items, net	7,444	194,732	31,058	(223,124)	83,146	10,110	(41,052)
Net cash provided by operating activities	555,055	1,009,870	711,126	610,454	505,320	2,886,505	2,048,459
Investing Activities
Purchases of fixed maturity investments	(5,714,394)	(8,640,034)	(13,444,854)	(11,965,995)	(6,043,154)	(39,765,277)	(30,053,777)
Purchases of equity securities	(239,162)	(330,699)	(264,466)	(760,683)	(287,916)	(1,595,010)	(811,967)
Purchases of other investments	(966,841)	(340,194)	(273,221)	(228,471)	(455,620)	(1,808,727)	(1,470,545)
Proceeds from sales of fixed maturity investments	5,404,479	7,711,837	13,109,907	11,723,123	5,888,011	37,949,346	28,595,865
Proceeds from sales of equity securities	415,471	151,447	314,045	266,301	58,688	1,147,264	429,818
Proceeds from sales, redemptions and maturities of other investments	237,771	319,619	256,057	216,131	382,042	1,029,578	1,209,559
Proceeds from redemptions and maturities of fixed maturity investments	225,842	276,052	170,884	198,356	248,546	871,134	643,265
Net settlements of derivative instruments	15,716	12,819	(45,017)	195,488	(32,441)	179,006	59,982
Net (purchases) sales of short-term investments	129,670	164,012	(1,311,586)	(11,777)	(89,245)	(1,029,681)	39,833
Change in cash collateral related to securities lending	—	26,614	(405)	55,001	(69,183)	81,210	(62,193)
Purchases of fixed assets	(13,155)	(9,030)	(9,217)	(8,470)	(10,202)	(39,872)	(37,837)
Other	69,795	(140,671)	(33,821)	42,500	(145,533)	(62,197)	(348,486)
Net cash provided by (used for) investing activities	(434,808)	(798,228)	(1,531,694)	(278,496)	(556,007)	(3,043,226)	(1,806,483)
Financing Activities
Purchases of common shares under share repurchase program	(7,986)	—	—	(75,486)	—	(83,472)	(2,871)
Proceeds from common shares issued, net	11,532	5	(5,134)	(4,527)	5,685	1,876	6,203
Proceeds from borrowings	—	13,875	988,618	16,300	—	1,018,793	200,083
Repayments of borrowings	(55,000)	(139,000)	(165,000)	—	(21,644)	(359,000)	(49,182)
Change in cash collateral related to securities lending	—	(26,614)	405	(55,001)	69,183	(81,210)	62,193
Change in third party investment in non-redeemable noncontrolling interests	—	—	—	(2,867)	(75,056)	(2,867)	(75,056)
Change in third party investment in redeemable noncontrolling interests	—	—	—	—	(8)	—	(161,882)
Dividends paid to redeemable noncontrolling interests	(1,404)	(1,001)	(1,359)	(1,181)	(1,107)	(4,945)	(12,515)
Other	18,449	57,891	(1,294)	(1,331)	(816)	73,715	(6,023)
Preferred dividends paid	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)	(41,612)	(41,612)
Net cash provided by (used for) financing activities	(44,812)	(105,247)	805,833	(134,496)	(34,166)	521,278	(80,662)
Effects of exchange rate changes on foreign currency cash and restricted cash	28,136	15,895	8,981	(30,723)	26,076	22,289	17,741
Increase (decrease) in cash and restricted cash	103,571	122,290	(5,754)	166,739	(58,777)	386,846	179,055
Cash and restricted cash, beginning of period	1,186,973	1,064,683	1,070,437	903,698	962,475	903,698	724,643
Cash and restricted cash, end of period	$1,290,544	$1,186,973	$1,064,683	$1,070,437	$903,698	$1,290,544	$903,698

Income taxes paid (received)	$56,126	$136,404	$3,023	$7,387	$62,398	$202,940	$109,463
Interest paid	$72,936	$3,141	$50,767	$6,647	$58,385	$133,491	$126,945

Net cash provided by operating activities, excluding the ‘other’ segment	$507,017	$963,654	$648,427	$585,956	$443,298	$2,705,054	$1,810,060

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of Arch Capital and the Chief Financial Officer of Arch Capital. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•    Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.
•    Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.
•Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.
•Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.
Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford. Subsidiaries of the Company act as Watford’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford’s non-investment grade credit portfolios and the Company manages Watford’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, the Company consolidates the results of Watford in its consolidated financial statements, although it only owns approximately 13% of Watford’s common equity (listed on the Nasdaq Select Global Market under the ticker symbol “WTRE”). Watford has its own management and board of directors that is responsible for its own results and profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,244,227	$537,912	$389,662	$2,170,831	$138,237	$2,256,514
Premiums ceded	(406,490)	(47,018)	(57,995)	(510,533)	(40,520)	(498,499)
Net premiums written	837,737	490,894	331,667	1,660,298	97,717	1,758,015
Change in unearned premiums	(89,299)	93,180	4,120	8,001	45,029	53,030
Net premiums earned	748,438	584,074	335,787	1,668,299	142,746	1,811,045
Other underwriting income (loss)	—	2,687	4,667	7,354	498	7,852
Losses and loss adjustment expenses	(541,821)	(392,734)	(83,623)	(1,018,178)	(109,207)	(1,127,385)
Acquisition expenses	(101,055)	(98,532)	(25,936)	(225,523)	(29,305)	(254,828)
Other operating expenses	(118,206)	(42,180)	(42,024)	(202,410)	(13,287)	(215,697)
Underwriting income (loss)	$(12,644)	$53,315	$188,871	229,542	(8,555)	220,987

Net investment income				87,992	26,466	114,458
Net realized gains (losses)				289,817	63,516	353,333
Equity in net income (loss) of investment funds accounted for using the equity method				89,286	—	89,286
Other income				10,468	—	10,468
Corporate expenses (2)				(17,085)	—	(17,085)
Transaction costs and other (2)				(4,210)	(4,040)	(8,250)
Amortization of intangible assets				(19,196)	—	(19,196)
Interest expense				(33,615)	(4,804)	(38,419)
Net foreign exchange gains (losses)				(62,349)	(9,860)	(72,209)
Income (loss) before income taxes				570,650	62,723	633,373
Income tax (expense) benefit				(33,700)	(359)	(34,059)
Net income (loss)				536,950	62,364	599,314
Dividends attributable to redeemable noncontrolling interests				(1,124)	(992)	(2,116)
Amounts attributable to nonredeemable noncontrolling interests				—	(53,654)	(53,654)
Net income (loss) available to Arch				535,826	7,718	543,544
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$525,423	$7,718	$533,141

Underwriting Ratios
Loss ratio	72.4%	67.2%	24.9%	61.0%	76.5%	62.3%
Acquisition expense ratio	13.5%	16.9%	7.7%	13.5%	20.5%	14.1%
Other operating expense ratio	15.8%	7.2%	12.5%	12.1%	9.3%	11.9%
Combined ratio	101.7%	91.3%	45.1%	86.6%	106.3%	88.3%

Net premiums written to gross premiums written	67.3%	91.3%	85.1%	76.5%	70.7%	77.9%

Total investable assets				$26,856,295	$2,657,612	$29,513,907
Total assets				39,791,983	3,490,314	43,282,297
Total liabilities				26,789,149	2,505,707	29,294,856

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2019
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,040,240	$432,249	$370,658	$1,842,071	$156,254	$1,942,151
Premiums ceded	(351,516)	(93,380)	(55,151)	(498,971)	(43,901)	(486,698)
Net premiums written	688,724	338,869	315,507	1,343,100	112,353	1,455,453
Change in unearned premiums	(42,927)	50,116	32,148	39,337	21,092	60,429
Net premiums earned	645,797	388,985	347,655	1,382,437	133,445	1,515,882
Other underwriting income (loss)	—	2,051	4,138	6,189	568	6,757
Losses and loss adjustment expenses	(446,798)	(260,182)	(3,287)	(710,267)	(134,655)	(844,922)
Acquisition expenses	(96,437)	(65,528)	(35,597)	(197,562)	(24,326)	(221,888)
Other operating expenses	(116,443)	(39,287)	(36,395)	(192,125)	(12,283)	(204,408)
Underwriting income (loss)	$(13,881)	$26,039	$276,514	288,672	(37,251)	251,421

Net investment income				119,906	34,357	154,263
Net realized gains (losses)				31,836	8,994	40,830
Equity in net income (loss) of investment funds accounted for using the equity method				27,139	—	27,139
Other income (loss)				(1,317)	—	(1,317)
Corporate expenses (2)				(17,756)	—	(17,756)
Transaction costs and other (2)				(9,081)	—	(9,081)
Amortization of intangible assets				(21,890)	—	(21,890)
Interest expense				(23,641)	(7,558)	(31,199)
Net foreign exchange gains (losses)				(38,031)	(14,275)	(52,306)
Income (loss) before income taxes				355,837	(15,733)	340,104
Income tax (expense) benefit				(27,336)	—	(27,336)
Net income (loss)				328,501	(15,733)	312,768
Dividends attributable to redeemable noncontrolling interests				—	(1,131)	(1,131)
Amounts attributable to nonredeemable noncontrolling interests				—	14,747	14,747
Net income (loss) available to Arch				328,501	(2,117)	326,384
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$318,098	$(2,117)	$315,981

Underwriting Ratios
Loss ratio	69.2%	66.9%	0.9%	51.4%	100.9%	55.7%
Acquisition expense ratio	14.9%	16.8%	10.2%	14.3%	18.2%	14.6%
Other operating expense ratio	18.0%	10.1%	10.5%	13.9%	9.2%	13.5%
Combined ratio	102.1%	93.8%	21.6%	79.6%	128.3%	83.8%

Net premiums written to gross premiums written	66.2%	78.4%	85.1%	72.9%	71.9%	74.9%

Total investable assets				$22,285,676	$2,704,589	$24,990,265
Total assets				34,374,468	3,510,893	37,885,361
Total liabilities				22,977,636	2,592,173	25,569,809

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$4,688,562	$3,472,086	$1,473,999	$9,632,691	$728,546	$10,088,068
Premiums ceded	(1,525,655)	(1,014,716)	(194,149)	(2,732,564)	(190,957)	(2,650,352)
Net premiums written	3,162,907	2,457,370	1,279,850	6,900,127	537,589	7,437,716
Change in unearned premiums	(291,487)	(295,141)	118,085	(468,543)	22,762	(445,781)
Net premiums earned	2,871,420	2,162,229	1,397,935	6,431,584	560,351	6,991,935
Other underwriting income (loss)	(31)	4,454	20,316	24,739	2,045	26,784
Losses and loss adjustment expenses	(2,092,453)	(1,628,320)	(528,344)	(4,249,117)	(440,482)	(4,689,599)
Acquisition expenses	(418,483)	(354,048)	(134,240)	(906,771)	(98,071)	(1,004,842)
Other operating expenses	(489,153)	(168,011)	(162,202)	(819,366)	(55,810)	(875,176)
Underwriting income (loss)	$(128,700)	$16,304	$593,465	481,069	(31,967)	449,102

Net investment income				401,908	117,700	519,608
Net realized gains (losses)				813,781	9,679	823,460
Equity in net income (loss) of investment funds accounted for using the equity method				146,693	—	146,693
Other income (loss)				16,795	—	16,795
Corporate expenses (2)				(68,492)	—	(68,492)
Transaction costs and other (2)				(9,456)	(4,040)	(13,496)
Amortization of intangible assets				(69,031)	—	(69,031)
Interest expense				(120,214)	(23,242)	(143,456)
Net foreign exchange gains (losses)				(80,161)	(3,473)	(83,634)
Income (loss) before income taxes				1,512,892	64,657	1,577,549
Income tax (expense) benefit				(111,812)	(26)	(111,838)
Net income (loss)				1,401,080	64,631	1,465,711
Dividends attributable to redeemable noncontrolling interests				(2,997)	(4,117)	(7,114)
Amounts attributable to nonredeemable noncontrolling interests				—	(53,076)	(53,076)
Net income (loss) available to Arch				1,398,083	7,438	1,405,521
Preferred dividends				(41,612)	—	(41,612)
Net income (loss) available to Arch common shareholders				$1,356,471	$7,438	$1,363,909

Underwriting Ratios
Loss ratio	72.9%	75.3%	37.8%	66.1%	78.6%	67.1%
Acquisition expense ratio	14.6%	16.4%	9.6%	14.1%	17.5%	14.4%
Other operating expense ratio	17.0%	7.8%	11.6%	12.7%	10.0%	12.5%
Combined ratio	104.5%	99.5%	59.0%	92.9%	106.1%	94.0%

Net premiums written to gross premiums written	67.5%	70.8%	86.8%	71.6%	73.8%	73.7%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2019
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$3,907,993	$2,323,223	$1,466,265	$7,695,645	$754,881	$8,138,960
Premiums ceded	(1,266,267)	(720,500)	(204,509)	(2,189,440)	(222,019)	(2,099,893)
Net premiums written	2,641,726	1,602,723	1,261,756	5,506,205	532,862	6,039,067
Change in unearned premiums	(244,646)	(136,334)	104,584	(276,396)	23,827	(252,569)
Net premiums earned	2,397,080	1,466,389	1,366,340	5,229,809	556,689	5,786,498
Other underwriting income (loss)	—	6,444	16,005	22,449	2,412	24,861
Losses and loss adjustment expenses	(1,615,475)	(1,011,329)	(53,513)	(2,680,317)	(453,135)	(3,133,452)
Acquisition expenses	(361,614)	(239,032)	(134,319)	(734,965)	(105,980)	(840,945)
Other operating expenses	(454,770)	(141,484)	(153,092)	(749,346)	(51,651)	(800,997)
Underwriting income (loss)	$(34,779)	$80,988	$1,041,421	1,087,630	(51,665)	1,035,965

Net investment income				491,067	136,671	627,738
Net realized gains (losses)				348,037	15,161	363,198
Equity in net income (loss) of investment funds accounted for using the equity method				123,672	—	123,672
Other income (loss)				2,233	—	2,233
Corporate expenses (2)				(65,667)	—	(65,667)
Transaction costs and other (2)				(14,444)	—	(14,444)
Amortization of intangible assets				(82,104)	—	(82,104)
Interest expense				(93,735)	(27,137)	(120,872)
Net foreign exchange gains (losses)				(9,252)	(11,357)	(20,609)
Income (loss) before income taxes				1,787,437	61,673	1,849,110
Income tax (expense) benefit				(155,790)	(20)	(155,810)
Net income (loss)				1,631,647	61,653	1,693,300
Dividends attributable to redeemable noncontrolling interests				—	(16,909)	(16,909)
Amounts attributable to nonredeemable noncontrolling interests				—	(40,072)	(40,072)
Net income (loss) available to Arch				1,631,647	4,672	1,636,319
Preferred dividends				(41,612)	—	(41,612)
Net income (loss) available to Arch common shareholders				$1,590,035	$4,672	$1,594,707

Underwriting Ratios
Loss ratio	67.4%	69.0%	3.9%	51.3%	81.4%	54.2%
Acquisition expense ratio	15.1%	16.3%	9.8%	14.1%	19.0%	14.5%
Other operating expense ratio	19.0%	9.6%	11.2%	14.3%	9.3%	13.8%
Combined ratio	101.5%	94.9%	24.9%	79.7%	109.7%	82.5%

Net premiums written to gross premiums written	67.6%	69.0%	86.1%	71.5%	70.6%	74.2%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Gross premiums written	$1,244,227	$1,206,328	$1,030,362	$1,207,645	$1,040,240	$4,688,562	$3,907,993
Premiums ceded	(406,490)	(382,167)	(358,101)	(378,897)	(351,516)	(1,525,655)	(1,266,267)
Net premiums written	837,737	824,161	672,261	828,748	688,724	3,162,907	2,641,726
Change in unearned premiums	(89,299)	(105,007)	15,648	(112,829)	(42,927)	(291,487)	(244,646)
Net premiums earned	748,438	719,154	687,909	715,919	645,797	2,871,420	2,397,080
Other underwriting income (loss)	—	(31)	—	—	—	(31)	—
Losses and loss adjustment expenses	(541,821)	(525,321)	(518,203)	(507,108)	(446,798)	(2,092,453)	(1,615,475)
Acquisition expenses	(101,055)	(102,420)	(107,671)	(107,337)	(96,437)	(418,483)	(361,614)
Other operating expenses	(118,206)	(122,541)	(118,757)	(129,649)	(116,443)	(489,153)	(454,770)
Underwriting income (loss)	$(12,644)	$(31,159)	$(56,722)	$(28,175)	$(13,881)	$(128,700)	$(34,779)

Underwriting Ratios
Loss ratio	72.4%	73.0%	75.3%	70.8%	69.2%	72.9%	67.4%
Acquisition expense ratio	13.5%	14.2%	15.7%	15.0%	14.9%	14.6%	15.1%
Other operating expense ratio	15.8%	17.0%	17.3%	18.1%	18.0%	17.0%	19.0%
Combined ratio	101.7%	104.2%	108.3%	103.9%	102.1%	104.5%	101.5%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	8.3%	10.3%	12.5%	6.9%	0.9%	9.5%	1.4%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.2)%	(0.2)%	(0.3)%	(0.1)%	(0.4)%	(0.2)%	(0.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	93.6%	94.1%	96.1%	97.1%	101.6%	95.2%	100.5%

Net premiums written to gross premiums written	67.3%	68.3%	65.2%	68.6%	66.2%	67.5%	67.6%

(1)See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2020		2020		2020		2020		2019		2020		2019
Net premiums written
Property, energy, marine and aviation	$179,455	21.4%	$152,193	18.5%	$159,801	23.8%	$127,585	15.4%	$95,849	13.9%	$619,034	19.6%	$368,120	13.9%
Professional lines (1)	217,306	25.9%	199,163	24.2%	157,899	23.5%	169,118	20.4%	145,841	21.2%	743,486	23.5%	534,323	20.2%
Programs	96,743	11.5%	123,768	15.0%	104,930	15.6%	112,532	13.6%	96,653	14.0%	437,973	13.8%	426,535	16.1%
Construction and national accounts	102,171	12.2%	88,790	10.8%	57,144	8.5%	115,999	14.0%	114,437	16.6%	364,104	11.5%	369,202	14.0%
Excess and surplus casualty (2)	88,319	10.5%	78,889	9.6%	64,703	9.6%	65,419	7.9%	61,549	8.9%	297,330	9.4%	228,023	8.6%
Travel, accident and health	29,959	3.6%	28,972	3.5%	27,997	4.2%	126,046	15.2%	65,337	9.5%	212,974	6.7%	305,170	11.6%
Lenders products	38,307	4.6%	60,830	7.4%	23,690	3.5%	33,292	4.0%	35,915	5.2%	156,119	4.9%	111,708	4.2%
Other (3)	85,477	10.2%	91,556	11.1%	76,097	11.3%	78,757	9.5%	73,143	10.6%	331,887	10.5%	298,645	11.3%
Total	$837,737	100.0%	$824,161	100.0%	$672,261	100.0%	$828,748	100.0%	$688,724	100.0%	$3,162,907	100.0%	$2,641,726	100.0%

Underwriting location
United States	$527,824	63.0%	$574,699	69.7%	$453,215	67.4%	$602,677	72.7%	$507,193	73.6%	$2,158,415	68.2%	$1,983,476	75.1%
Europe	266,761	31.8%	212,203	25.7%	181,566	27.0%	196,042	23.7%	151,182	22.0%	856,572	27.1%	559,214	21.2%
Other	43,152	5.2%	37,259	4.5%	37,480	5.6%	30,029	3.6%	30,349	4.4%	147,920	4.7%	99,036	3.7%
Total	$837,737	100.0%	$824,161	100.0%	$672,261	100.0%	$828,748	100.0%	$688,724	100.0%	$3,162,907	100.0%	$2,641,726	100.0%

Net premiums earned
Property, energy, marine and aviation	$151,456	20.2%	$133,827	18.6%	$120,781	17.6%	$111,183	15.5%	$90,087	13.9%	$517,247	18.0%	$298,966	12.5%
Professional lines (1)	180,858	24.2%	168,502	23.4%	154,812	22.5%	151,700	21.2%	133,423	20.7%	655,872	22.8%	499,224	20.8%
Programs	110,651	14.8%	104,861	14.6%	108,464	15.8%	108,878	15.2%	109,498	17.0%	432,854	15.1%	414,103	17.3%
Construction and national accounts	101,243	13.5%	95,386	13.3%	91,605	13.3%	99,700	13.9%	91,489	14.2%	387,934	13.5%	325,687	13.6%
Excess and surplus casualty (2)	74,579	10.0%	69,978	9.7%	60,966	8.9%	65,097	9.1%	56,397	8.7%	270,620	9.4%	200,615	8.4%
Travel, accident and health	24,726	3.3%	36,726	5.1%	52,117	7.6%	77,375	10.8%	67,922	10.5%	190,944	6.6%	305,085	12.7%
Lenders products	32,832	4.4%	33,401	4.6%	23,111	3.4%	25,343	3.5%	25,001	3.9%	114,687	4.0%	66,079	2.8%
Other (3)	72,093	9.6%	76,473	10.6%	76,053	11.1%	76,643	10.7%	71,980	11.1%	301,262	10.5%	287,321	12.0%
Total	$748,438	100.0%	$719,154	100.0%	$687,909	100.0%	$715,919	100.0%	$645,797	100.0%	$2,871,420	100.0%	$2,397,080	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Gross premiums written	$537,912	$1,004,590	$807,065	$1,122,519	$432,249	$3,472,086	$2,323,223
Premiums ceded	(47,018)	(400,388)	(241,971)	(325,339)	(93,380)	(1,014,716)	(720,500)
Net premiums written	490,894	604,202	565,094	797,180	338,869	2,457,370	1,602,723
Change in unearned premiums	93,180	(49,704)	(84,897)	(253,720)	50,116	(295,141)	(136,334)
Net premiums earned	584,074	554,498	480,197	543,460	388,985	2,162,229	1,466,389
Other underwriting income (loss)	2,687	298	(651)	2,120	2,051	4,454	6,444
Losses and loss adjustment expenses	(392,734)	(422,084)	(383,433)	(430,069)	(260,182)	(1,628,320)	(1,011,329)
Acquisition expenses	(98,532)	(85,388)	(90,522)	(79,606)	(65,528)	(354,048)	(239,032)
Other operating expenses	(42,180)	(41,818)	(38,716)	(45,297)	(39,287)	(168,011)	(141,484)
Underwriting income (loss)	$53,315	$5,506	$(33,125)	$(9,392)	$26,039	$16,304	$80,988

Underwriting Ratios
Loss ratio	67.2%	76.1%	79.8%	79.1%	66.9%	75.3%	69.0%
Acquisition expense ratio	16.9%	15.4%	18.9%	14.6%	16.8%	16.4%	16.3%
Other operating expense ratio	7.2%	7.5%	8.1%	8.3%	10.1%	7.8%	9.6%
Combined ratio	91.3%	99.0%	106.8%	102.0%	93.8%	99.5%	94.9%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	16.1%	23.3%	25.3%	12.7%	6.4%	19.1%	5.4%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(6.9)%	(7.4)%	(6.0)%	(2.0)%	(4.9)%	(5.6)%	(3.0)%
Combined ratio excluding catastrophic activity and prior year development (1)	82.1%	83.1%	87.5%	91.3%	92.3%	86.0%	92.5%

Net premiums written to gross premiums written	91.3%	60.1%	70.0%	71.0%	78.4%	70.8%	69.0%

(1)See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2020		2020		2020		2020		2019		2020		2019
Net premiums written
Property excluding property catastrophe	$150,643	30.7%	$223,880	37.1%	$163,639	29.0%	$158,924	19.9%	$85,859	25.3%	$697,086	28.4%	$403,320	25.2%
Property catastrophe	37,317	7.6%	42,125	7.0%	117,676	20.8%	89,092	11.2%	37,069	10.9%	286,210	11.6%	110,643	6.9%
Other specialty (1)	147,012	29.9%	159,969	26.5%	117,375	20.8%	284,952	35.7%	103,254	30.5%	709,308	28.9%	466,977	29.1%
Casualty (2)	103,989	21.2%	142,401	23.6%	105,049	18.6%	190,880	23.9%	85,063	25.1%	542,319	22.1%	510,374	31.8%
Marine and aviation	31,418	6.4%	27,839	4.6%	32,372	5.7%	49,785	6.2%	11,921	3.5%	141,414	5.8%	53,679	3.3%
Other (3)	20,515	4.2%	7,988	1.3%	28,983	5.1%	23,547	3.0%	15,703	4.6%	81,033	3.3%	57,730	3.6%
Total	$490,894	100.0%	$604,202	100.0%	$565,094	100.0%	$797,180	100.0%	$338,869	100.0%	$2,457,370	100.0%	$1,602,723	100.0%

Underwriting location
Bermuda	$187,727	38.2%	$240,193	39.8%	$240,451	42.6%	$333,619	41.8%	$116,974	34.5%	$1,001,990	40.8%	$578,618	36.1%
United States	148,994	30.4%	189,135	31.3%	162,027	28.7%	187,466	23.5%	119,003	35.1%	687,622	28.0%	529,943	33.1%
Europe and other	154,173	31.4%	174,874	28.9%	162,616	28.8%	276,095	34.6%	102,892	30.4%	767,758	31.2%	494,162	30.8%
Total	$490,894	100.0%	$604,202	100.0%	$565,094	100.0%	$797,180	100.0%	$338,869	100.0%	$2,457,370	100.0%	$1,602,723	100.0%

Net premiums earned
Property excluding property catastrophe	$162,456	27.8%	$163,081	29.4%	$124,019	25.8%	$112,652	20.7%	$103,212	26.5%	$562,208	26.0%	$362,841	24.7%
Property catastrophe	59,986	10.3%	69,524	12.5%	55,226	11.5%	53,000	9.8%	31,048	8.0%	237,736	11.0%	90,934	6.2%
Other specialty (1)	158,817	27.2%	141,201	25.5%	123,006	25.6%	203,385	37.4%	108,074	27.8%	626,409	29.0%	478,517	32.6%
Casualty (2)	144,808	24.8%	136,421	24.6%	132,756	27.6%	135,071	24.9%	118,258	30.4%	549,056	25.4%	429,288	29.3%
Marine and aviation	33,062	5.7%	26,744	4.8%	24,960	5.2%	24,858	4.6%	12,919	3.3%	109,624	5.1%	48,274	3.3%
Other (3)	24,945	4.3%	17,527	3.2%	20,230	4.2%	14,494	2.7%	15,474	4.0%	77,196	3.6%	56,535	3.9%
Total	$584,074	100.0%	$554,498	100.0%	$480,197	100.0%	$543,460	100.0%	$388,985	100.0%	$2,162,229	100.0%	$1,466,389	100.0%

(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.
(3)     Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Gross premiums written	$389,662	$346,248	$369,144	$368,945	$370,658	$1,473,999	$1,466,265
Premiums ceded	(57,995)	(47,783)	(44,044)	(44,327)	(55,151)	(194,149)	(204,509)
Net premiums written	331,667	298,465	325,100	324,618	315,507	1,279,850	1,261,756
Change in unearned premiums	4,120	52,944	40,613	20,408	32,148	118,085	104,584
Net premiums earned	335,787	351,409	365,713	345,026	347,655	1,397,935	1,366,340
Other underwriting income (1)	4,667	4,600	6,450	4,599	4,138	20,316	16,005
Losses and loss adjustment expenses	(83,623)	(153,055)	(224,100)	(67,566)	(3,287)	(528,344)	(53,513)
Acquisition expenses	(25,936)	(35,716)	(34,052)	(38,536)	(35,597)	(134,240)	(134,319)
Other operating expenses	(42,024)	(36,708)	(37,574)	(45,896)	(36,395)	(162,202)	(153,092)
Underwriting income	$188,871	$130,530	$76,437	$197,627	$276,514	$593,465	$1,041,421

Underwriting Ratios
Loss ratio	24.9%	43.6%	61.3%	19.6%	0.9%	37.8%	3.9%
Acquisition expense ratio	7.7%	10.2%	9.3%	11.2%	10.2%	9.6%	9.8%
Other operating expense ratio	12.5%	10.4%	10.3%	13.3%	10.5%	11.6%	11.2%
Combined ratio	45.1%	64.2%	80.9%	44.1%	21.6%	59.0%	24.9%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(2.4)%	(1.3)%	(0.1)%	(1.8)%	(9.4)%	(1.4)%	(9.2)%
Combined ratio excluding prior year development (2)	47.5%	65.5%	81.0%	45.9%	31.0%	60.4%	34.1%

Net premiums written to gross premiums written	85.1%	86.2%	88.1%	88.0%	85.1%	86.8%	86.1%

Net premiums written by underwriting location
United States	$250,747	$245,971	$261,124	$264,108	$258,512	$1,021,950	$1,032,868
Other	80,920	52,494	63,976	60,510	56,995	257,900	228,888
Total	$331,667	$298,465	$325,100	$324,618	$315,507	$1,279,850	$1,261,756
United States %	75.6%	82.4%	80.3%	81.4%	81.9%	79.8%	81.9%
Other %	24.4%	17.6%	19.7%	18.6%	18.1%	20.2%	18.1%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$280,579	66.2%	$275,846	66.8%	$276,643	65.9%	$284,203	68.9%	$287,150	68.7%
Mortgage reinsurance	31,220	7.4%	28,421	6.9%	27,457	6.5%	24,335	5.9%	26,768	6.4%
Other (2)	111,740	26.4%	108,786	26.3%	115,803	27.6%	103,731	25.2%	104,346	24.9%
Total	$423,539	100.0%	$413,053	100.0%	$419,903	100.0%	$412,269	100.0%	$418,264	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$70,522	90.5%	$69,620	91.0%	$70,200	91.0%	$72,566	92.0%	$73,388	91.9%
Mortgage reinsurance	2,226	2.9%	2,145	2.8%	2,116	2.7%	1,961	2.5%	2,129	2.7%
Other (2)	5,146	6.6%	4,750	6.2%	4,795	6.2%	4,387	5.6%	4,380	5.5%
Total	$77,894	100.0%	$76,515	100.0%	$77,111	100.0%	$78,914	100.0%	$79,897	100.0%
Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$40,774	57.8%	$40,017	57.5%	$40,297	57.4%	$41,738	57.5%	$42,301	57.6%
680-739	24,498	34.7%	24,236	34.8%	24,346	34.7%	25,078	34.6%	25,240	34.4%
620-679	4,837	6.9%	5,016	7.2%	5,188	7.4%	5,368	7.4%	5,444	7.4%
<620	413	0.6%	351	0.5%	369	0.5%	382	0.5%	403	0.5%
Total	$70,522	100.0%	$69,620	100.0%	$70,200	100.0%	$72,566	100.0%	$73,388	100.0%
Weighted average FICO score	743		743		743		743		743
Total RIF by Loan-To-Value (LTV):
95.01% and above	$8,643	12.3%	$8,789	12.6%	$8,859	12.6%	$9,060	12.5%	$9,064	12.4%
90.01% to 95.00%	37,877	53.7%	37,278	53.5%	37,830	53.9%	39,594	54.6%	40,136	54.7%
85.01% to 90.00%	20,013	28.4%	19,870	28.5%	20,071	28.6%	20,619	28.4%	20,890	28.5%
85.00% and below	3,989	5.7%	3,683	5.3%	3,440	4.9%	3,293	4.5%	3,298	4.5%
Total	$70,522	100.0%	$69,620	100.0%	$70,200	100.0%	$72,566	100.0%	$73,388	100.0%
Weighted average LTV	92.8%		92.9%		92.9%		93.0%		93.0%
Total RIF by State:
Texas	$5,636	8.0%	$5,536	8.0%	$5,560	7.9%	$5,683	7.8%	$5,678	7.7%
California	5,261	7.5%	5,019	7.2%	4,948	7.0%	5,106	7.0%	5,187	7.1%
Florida	3,632	5.2%	3,648	5.2%	3,737	5.3%	3,863	5.3%	3,887	5.3%
Georgia	2,959	4.2%	2,890	4.2%	2,861	4.1%	2,819	3.9%	2,753	3.8%
Illinois	2,762	3.9%	2,670	3.8%	2,643	3.8%	2,621	3.6%	2,616	3.6%
North Carolina	2,622	3.7%	2,516	3.6%	2,459	3.5%	2,475	3.4%	2,470	3.4%
Virginia	2,526	3.6%	2,540	3.6%	2,656	3.8%	2,814	3.9%	2,881	3.9%
Minnesota	2,520	3.6%	2,489	3.6%	2,473	3.5%	2,509	3.5%	2,514	3.4%
Massachusetts	2,464	3.5%	2,344	3.4%	2,345	3.3%	2,409	3.3%	2,432	3.3%
Washington	2,220	3.1%	2,222	3.2%	2,291	3.3%	2,426	3.3%	2,474	3.4%
Other	37,920	53.8%	37,746	54.2%	38,227	54.5%	39,841	54.9%	40,496	55.2%
Total	$70,522	100.0%	$69,620	100.0%	$70,200	100.0%	$72,566	100.0%	$73,388	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.1%		25.2%		25.4%		25.5%		25.6%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$56,658		$56,067		$57,258		$58,693		$58,512
Analysts’ persistency (5)	58.7%		62.5%		66.6%		72.6%		75.7%
Risk-to-capital ratio -- Arch MI U.S. (6)	9.3:1		9.6:1		10.2:1		11.3:1		12.0:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	173%		158%		161%		165%		161%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.
(2)    Includes GSE credit risk-sharing transactions and international insurance business.        (5)    Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for December 31, 2020).
    by the insurance coverage percentage specified in the policy for insurance policies issued and    (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for December 31, 2020).
    after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.            There was approximately $1.59 billion of excess available assets at December 31, 2020.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$38,011		$32,787		$24,551		$16,778		$24,051

Total NIW by credit quality (FICO score):
>=740	$25,128	66.1%	$21,160	64.5%	$15,851	64.6%	$10,069	60.0%	$14,793	61.5%
680-739	11,877	31.2%	10,562	32.2%	7,781	31.7%	5,787	34.5%	8,092	33.6%
620-679	1,006	2.6%	1,065	3.2%	919	3.7%	922	5.5%	1,166	4.8%
Total	$38,011	100.0%	$32,787	100.0%	$24,551	100.0%	$16,778	100.0%	$24,051	100.0%

Total NIW by LTV:
95.01% and above	$2,475	6.5%	$2,561	7.8%	$1,948	7.9%	$1,668	9.9%	$2,260	9.4%
90.01% to 95.00%	17,783	46.8%	13,967	42.6%	9,403	38.3%	7,199	42.9%	10,059	41.8%
85.01% to 90.00%	11,014	29.0%	10,052	30.7%	8,140	33.2%	5,329	31.8%	7,839	32.6%
85.00% and below	6,739	17.7%	6,207	18.9%	5,060	20.6%	2,582	15.4%	3,893	16.2%
Total	$38,011	100.0%	$32,787	100.0%	$24,551	100.0%	$16,778	100.0%	$24,051	100.0%

Total NIW monthly vs. single:
Monthly	$35,672	93.8%	$31,928	97.4%	$23,391	95.3%	$15,692	93.5%	$22,707	94.4%
Single	2,339	6.2%	859	2.6%	1,160	4.7%	1,086	6.5%	1,344	5.6%
Total	$38,011	100.0%	$32,787	100.0%	$24,551	100.0%	$16,778	100.0%	$24,051	100.0%

Total NIW purchase vs. refinance:
Purchase	$29,584	77.8%	$24,256	74.0%	$14,956	60.9%	$12,299	73.3%	$16,476	68.5%
Refinance	8,427	22.2%	8,531	26.0%	9,595	39.1%	4,479	26.7%	7,575	31.5%
Total	$38,011	100.0%	$32,787	100.0%	$24,551	100.0%	$16,778	100.0%	$24,051	100.0%

Ending number of policies in force (PIF) (2)	1,245,771		1,245,408		1,259,328		1,293,799		1,307,884

Rollforward of insured loans in default:
Beginning delinquent number of loans	58,362		64,667		18,414		20,163		19,243
Plus: new notices	14,564		19,967		58,374		9,419		10,289
Less: cures	(20,457)		(26,029)		(11,664)		(10,541)		(8,724)
Less: paid claims	(235)		(243)		(457)		(627)		(645)
Ending delinquent number of loans (2)	52,234		58,362		64,667		18,414		20,163

Ending percentage of loans in default (2)	4.19%		4.69%		5.14%		1.42%		1.54%

Losses:
Number of claims paid	235		243		457		627		645
Total paid claims (in thousands)	$9,344		$9,420		$20,101		$26,038		$25,253
Average per claim (in thousands)	$39.8		$38.8		$44.0		$41.5		$39.2
Severity (3)	87.2%		88.6%		96.3%		92.8%		94.0%

Average case reserve per default (in thousands)	$12.6		$10.1		$6.9		$14.4		$13.3

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	December 31, 2020						December 31, 2019
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2010 and prior	27.7%	$13,684	4.9%	$3,088	4.4%	11.78%	58.2%	$17,251	6.0%	$3,990	5.4%	8.79%
2011	0.5%	904	0.3%	239	0.3%	3.97%	0.7%	1,678	0.6%	464	0.6%	1.59%
2012	1.3%	3,651	1.3%	992	1.4%	2.98%	1.3%	6,293	2.2%	1,753	2.4%	0.89%
2013	3.0%	7,546	2.7%	2,107	3.0%	3.30%	3.0%	12,276	4.3%	3,433	4.7%	0.99%
2014	2.2%	8,261	2.9%	2,273	3.2%	4.06%	2.4%	13,714	4.8%	3,778	5.1%	1.16%
2015	3.4%	15,032	5.4%	4,048	5.7%	3.72%	3.2%	25,788	9.0%	6,880	9.4%	0.87%
2016	8.8%	24,958	8.9%	6,648	9.4%	4.77%	7.6%	40,898	14.2%	10,670	14.5%	1.03%
2017	12.9%	24,748	8.8%	6,413	9.1%	5.52%	9.9%	43,896	15.3%	11,262	15.3%	1.00%
2018	16.8%	27,304	9.7%	6,918	9.8%	6.76%	11.2%	51,776	18.0%	13,086	17.8%	0.86%
2019	17.8%	48,304	17.2%	12,001	17.0%	4.61%	2.4%	73,580	25.6%	18,072	24.6%	0.14%
2020	5.5%	106,187	37.8%	25,795	36.6%	0.76%
Total	100.0%	$280,579	100.0%	$70,522	100.0%	4.19%	100.0%	$287,150	100.0%	$73,388	100.0%	1.54%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $649.7 million at December 31, 2020, compared to $278.7 million at December 31, 2019.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Gross premiums written	$2,170,831	$2,556,914	$2,206,410	$2,698,537	$1,842,071	$9,632,691	$7,695,645
Premiums ceded	(510,533)	(830,086)	(643,955)	(747,991)	(498,971)	(2,732,564)	(2,189,440)
Net premiums written	1,660,298	1,726,828	1,562,455	1,950,546	1,343,100	6,900,127	5,506,205
Change in unearned premiums	8,001	(101,767)	(28,636)	(346,141)	39,337	(468,543)	(276,396)
Net premiums earned	1,668,299	1,625,061	1,533,819	1,604,405	1,382,437	6,431,584	5,229,809
Other underwriting income (loss)	7,354	4,867	5,799	6,719	6,189	24,739	22,449
Losses and loss adjustment expenses	(1,018,178)	(1,100,460)	(1,125,736)	(1,004,743)	(710,267)	(4,249,117)	(2,680,317)
Acquisition expenses	(225,523)	(223,524)	(232,245)	(225,479)	(197,562)	(906,771)	(734,965)
Other operating expenses	(202,410)	(201,067)	(195,047)	(220,842)	(192,125)	(819,366)	(749,346)
Underwriting income (loss)	$229,542	$104,877	$(13,410)	$160,060	$288,672	$481,069	$1,087,630

Underwriting Ratios
Loss ratio	61.0%	67.7%	73.4%	62.6%	51.4%	66.1%	51.3%
Acquisition expense ratio	13.5%	13.8%	15.1%	14.1%	14.3%	14.1%	14.1%
Other operating expense ratio	12.1%	12.4%	12.7%	13.8%	13.9%	12.7%	14.3%
Combined ratio	86.6%	93.9%	101.2%	90.5%	79.6%	92.9%	79.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	9.4%	12.5%	13.5%	7.4%	2.2%	10.7%	2.2%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(3.0)%	(2.9)%	(2.0)%	(1.1)%	(4.0)%	(2.3)%	(3.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	80.2%	84.3%	89.7%	84.2%	81.4%	84.5%	80.9%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$652,077	$618,638	$550,481	$530,012	$627,929	$2,351,208	$2,061,385
Change in unpaid losses and loss adjustment expenses	366,101	481,822	575,255	474,731	82,338	1,897,909	618,932
Total losses and loss adjustment expenses	$1,018,178	$1,100,460	$1,125,736	$1,004,743	$710,267	$4,249,117	$2,680,317

Net premiums written to gross premiums written	76.5%	67.5%	70.8%	72.3%	72.9%	71.6%	71.5%

(1)See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(1,158)	$(1,136)	$(2,148)	$(776)	$(2,839)	$(5,218)	$(9,893)
Reinsurance	(40,472)	(40,766)	(28,933)	(10,960)	(19,081)	(121,131)	(43,468)
Mortgage	(8,151)	(4,523)	(306)	(6,101)	(32,763)	(19,081)	(125,213)
Total	$(49,781)	$(46,425)	$(31,387)	$(17,837)	$(54,683)	$(145,430)	$(178,574)
Impact on losses and loss adjustment expenses:
Insurance	$(1,906)	$(2,282)	$(2,518)	$(1,115)	$(4,403)	$(7,821)	$(15,790)
Reinsurance	(40,156)	(41,960)	(40,211)	(11,627)	(20,058)	(133,954)	(46,396)
Mortgage	(8,151)	(4,523)	(208)	(6,101)	(32,763)	(18,983)	(125,219)
Total	$(50,213)	$(48,765)	$(42,937)	$(18,843)	$(57,224)	$(160,758)	$(187,405)
Impact on acquisition expenses:
Insurance	$748	$1,146	$370	$339	$1,564	$2,603	$5,897
Reinsurance	(316)	1,194	11,278	667	977	12,823	2,928
Mortgage	—	—	(98)	—	—	(98)	6
Total	$432	$2,340	$11,550	$1,006	$2,541	$15,328	$8,831
Impact on combined ratio:
Insurance	(0.2)%	(0.2)%	(0.3)%	(0.1)%	(0.4)%	(0.2)%	(0.4)%
Reinsurance	(6.9)%	(7.4)%	(6.0)%	(2.0)%	(4.9)%	(5.6)%	(3.0)%
Mortgage	(2.4)%	(1.3)%	(0.1)%	(1.8)%	(9.4)%	(1.4)%	(9.2)%
Total	(3.0)%	(2.9)%	(2.0)%	(1.1)%	(4.0)%	(2.3)%	(3.4)%
Impact on loss ratio:
Insurance	(0.3)%	(0.3)%	(0.4)%	(0.2)%	(0.7)%	(0.3)%	(0.7)%
Reinsurance	(6.9)%	(7.6)%	(8.4)%	(2.1)%	(5.2)%	(6.2)%	(3.2)%
Mortgage	(2.4)%	(1.3)%	(0.1)%	(1.8)%	(9.4)%	(1.4)%	(9.2)%
Total	(3.0)%	(3.0)%	(2.8)%	(1.2)%	(4.1)%	(2.5)%	(3.6)%
Impact on acquisition expense ratio:
Insurance	0.1%	0.1%	0.1%	0.1%	0.3%	0.1%	0.3%
Reinsurance	0.0%	0.2%	2.4%	0.1%	0.3%	0.6%	0.2%
Mortgage	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total	0.0%	0.1%	0.8%	0.1%	0.1%	0.2%	0.2%
Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$62,398	$74,365	$85,929	$49,483	$5,531	$272,175	$34,235
Reinsurance	93,959	128,939	121,263	68,953	24,831	413,114	79,192
Total	$156,357	$203,304	$207,192	$118,436	$30,362	$685,289	$113,427
Impact on combined ratio:
Insurance	8.3%	10.3%	12.5%	6.9%	0.9%	9.5%	1.4%
Reinsurance	16.1%	23.3%	25.3%	12.7%	6.4%	19.1%	5.4%
Total	9.4%	12.5%	13.5%	7.4%	2.2%	10.7%	2.2%

Estimated impact of COVID-19 event, net of reinsurance and reinstatement premiums, included in current accident year catastrophic events (3)
Insurance	$(75)	$3,442	$78,059	$35,946	$—	$117,372	$—
Reinsurance	446	$8,449	95,039	50,700	—	154,634	—
Total	$371	$11,891	$173,098	$86,646	$—	$272,006	$—
Impact on combined ratio:
Insurance	0.0%	0.5%	11.3%	5.0%	0.0%	4.1%	0.0%
Reinsurance	0.1%	1.5%	19.8%	9.3%	0.0%	7.2%	0.0%
Total	0.0%	0.7%	11.3%	5.4%	0.0%	4.2%	0.0%
(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.
(3)Equals estimated losses for exposures through December 31, 2020 to the COVID-19 global pandemic, net of reinsurance and reinstatement premiums. The amounts represent a subset of the estimated losses for the current accident year catastrophic events.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2020		2020		2020		2020		2019
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$18,104,322	67.4%	$17,844,866	69.4%	$16,557,966	67.5%	$16,163,702	72.2%	$16,187,651	72.6%
Fixed maturities—fair value option (3)	388,191	1.4%	386,865	1.5%	375,793	1.5%	342,241	1.5%	337,860	1.5%
Fixed maturities pledged under securities lending agreements, at fair value	278,783	1.0%	62,749	0.2%	457,906	1.9%	177,442	0.8%	368,510	1.7%
Total fixed maturities	18,771,296	69.9%	18,294,480	71.1%	17,391,665	70.9%	16,683,385	74.6%	16,894,021	75.8%

Equity securities, at fair value	1,392,420	5.2%	1,449,208	5.6%	1,194,874	4.9%	1,118,734	5.0%	773,588	3.5%
Equity securities—fair value option (3)	27,555	0.1%	30,494	0.1%	31,197	0.1%	29,905	0.1%	42,896	0.2%
Equity securities pledged under securities lending agreements, at fair value	16,129	0.1%	—	0.0%	6,597	0.0%	—	0.0%	11,358	0.1%
Total equity securities	1,436,104	5.3%	1,479,702	5.8%	1,232,668	5.0%	1,148,639	5.1%	827,842	3.7%

Other investments—fair value option (3)	1,480,347	5.5%	1,276,867	5.0%	1,212,788	4.9%	1,153,737	5.2%	1,336,920	6.0%
Other investable assets (3)	500,000	1.9%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Total other investments	1,980,347	7.4%	1,276,867	5.0%	1,212,788	4.9%	1,153,737	5.2%	1,336,920	6.0%

Investments accounted for using the equity method (4)	2,047,889	7.6%	1,883,702	7.3%	1,727,302	7.0%	1,676,055	7.5%	1,660,396	7.5%

Short-term investments available for sale, at fair value	1,924,922	7.2%	2,039,097	7.9%	2,277,866	9.3%	944,531	4.2%	956,546	4.3%
Short-term investments—fair value option (3)	138,318	0.5%	118,313	0.5%	14,317	0.1%	52,548	0.2%	47,711	0.2%
Total short-term investments	2,063,240	7.7%	2,157,410	8.4%	2,292,183	9.3%	997,079	4.5%	1,004,257	4.5%

Cash	694,997	2.6%	781,065	3.0%	746,606	3.0%	785,704	3.5%	623,793	2.8%

Securities transactions entered into but not settled at the balance sheet date	(137,578)	(0.5)%	(148,725)	(0.6)%	(72,018)	(0.3)%	(68,747)	(0.3)%	(61,553)	(0.3)%
Total investable assets held by the Company	$26,856,295	100.0%	$25,724,501	100.0%	$24,531,194	100.0%	$22,375,852	100.0%	$22,285,676	100.0%

Average effective duration (in years)	3.01		3.21		3.18		3.19		3.40
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	1.56%		1.71%		1.85%		2.34%		2.55%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$211,451	$195,333	$107,653	$96,580	$102,437
Investments accounted for using the fair value option	1,790,385	1,937,036	1,886,676	1,732,086	1,898,090
Fixed maturities available for sale, at fair value	613,503	608,022	649,765	677,869	706,875
Equity securities, at fair value	52,410	52,807	62,443	63,169	65,337
Securities sold but not yet purchased	(21,679)	(24,909)	(29,289)	(30,076)	(66,257)
Securities transactions entered into but not settled at the balance sheet date	11,542	(74,837)	(35,958)	(37,039)	(1,893)
Total investable assets included in ‘other’ segment	$2,657,612	$2,693,452	$2,641,290	$2,502,589	$2,704,589
(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Included in “other investments” on the balance sheet.
(4)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.
(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Composition of net investment income (1):
Fixed maturities	$80,942	$84,608	$91,491	$101,763	$108,885	$358,804	$440,824
Equity securities (dividends)	9,695	6,659	6,023	5,630	4,134	28,007	13,455
Short-term investments	1,129	1,162	897	3,385	3,464	6,573	14,642
Other (2)	15,053	24,594	17,825	20,479	19,211	77,951	86,440
Gross investment income	106,819	117,023	116,236	131,257	135,694	471,335	555,361
Investment expenses	(18,827)	(17,166)	(15,205)	(18,229)	(15,788)	(69,427)	(64,294)
Net investment income	$87,992	$99,857	$101,031	$113,028	$119,906	$401,908	$491,067
Per share	$0.21	$0.24	$0.25	$0.27	$0.29	$0.98	$1.19

Investment income yield, at amortized cost (1) (3):
Pre-tax	1.45%	1.76%	1.92%	2.20%	2.36%	1.78%	2.52%
After-tax	1.26%	1.57%	1.68%	1.91%	2.07%	1.56%	2.25%

Total return on investments (1) (4)	2.46%	2.30%	3.72%	(0.86)%	1.07%	7.77%	7.30%

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Amounts include dividends and other distributions on investment funds, term loan investments funds held balances, cash balances and other.
(3)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(4)Total return on investments includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit loses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At December 31, 2020
Corporates	$8,039,745	$405,071	$(30,666)	$374,405	$(700)	$7,666,040	104.9%	42.8%
U.S. government and government agencies	5,354,863	21,490	(12,587)	8,903	—	5,345,960	100.2%	28.5%
Municipal bonds	492,734	27,189	(3,835)	23,354	(11)	469,391	105.0%	2.6%
Non-U.S. government securities	2,310,157	143,054	(7,958)	135,096	—	2,175,061	106.2%	12.3%
Asset-backed securities	1,566,188	18,689	(7,635)	11,054	(1,090)	1,556,224	100.6%	8.3%
Commercial mortgage-backed securities	390,990	8,722	(2,954)	5,768	(122)	385,344	101.5%	2.1%
Residential mortgage-backed securities	616,619	8,934	(4,280)	4,654	(278)	612,243	100.7%	3.3%
Total	$18,771,296	$633,149	$(69,915)	$563,234	$(2,201)	$18,210,263	103.1%	100.0%

At December 31, 2019
Corporates	$6,561,354	$189,917	$(12,752)	$177,165	$—	$6,384,189	102.8%	38.8%
U.S. government and government agencies	4,632,947	34,892	(9,997)	24,895	—	4,608,052	100.5%	27.4%
Municipal bonds	880,119	24,582	(2,213)	22,369	—	857,750	102.6%	5.2%
Non-U.S. government securities	1,995,813	45,019	(19,297)	25,722	—	1,970,091	101.3%	11.8%
Asset-backed securities	1,547,744	23,403	(4,028)	19,375	—	1,528,369	101.3%	9.2%
Commercial mortgage-backed securities	734,244	14,951	(2,330)	12,621	—	721,623	101.7%	4.3%
Residential mortgage-backed securities	541,800	9,651	(887)	8,764	—	533,036	101.6%	3.2%
Total	$16,894,021	$342,415	$(51,504)	$290,911	$—	$16,603,110	101.8%	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2020		2020		2020		2020		2019
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$5,963,758	31.8%	$5,360,798	29.3%	$5,566,339	32.0%	$4,804,048	28.8%	$5,215,489	30.9%
AAA	3,117,046	16.6%	3,352,902	18.3%	3,035,513	17.5%	3,486,700	20.9%	3,392,341	20.1%
AA	2,063,738	11.0%	2,087,245	11.4%	1,818,693	10.5%	1,994,127	12.0%	2,115,828	12.5%
A	3,760,280	20.0%	3,895,053	21.3%	4,232,245	24.3%	3,937,053	23.6%	3,849,458	22.8%
BBB	2,699,201	14.4%	2,542,233	13.9%	1,874,332	10.8%	1,565,912	9.4%	1,495,467	8.9%
BB	574,189	3.1%	504,570	2.8%	406,342	2.3%	366,759	2.2%	355,803	2.1%
B	268,095	1.4%	231,774	1.3%	211,638	1.2%	205,181	1.2%	216,663	1.3%
Lower than B	54,795	0.3%	54,118	0.3%	51,273	0.3%	51,712	0.3%	56,865	0.3%
Not rated	270,194	1.4%	265,787	1.5%	195,290	1.1%	271,893	1.6%	196,107	1.2%
Total fixed maturities, at fair value	$18,771,296	100.0%	$18,294,480	100.0%	$17,391,665	100.0%	$16,683,385	100.0%	$16,894,021	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$327,899	1.7%	$314,243	1.7%	$350,520	2.0%	$459,191	2.8%	$443,914	2.6%
Due after one year through five years	10,424,114	55.5%	9,744,246	53.3%	9,730,262	55.9%	9,381,924	56.2%	9,875,925	58.5%
Due after five years through ten years	4,901,382	26.1%	4,861,677	26.6%	4,342,055	25.0%	3,416,637	20.5%	3,296,839	19.5%
Due after 10 years	544,104	2.9%	602,120	3.3%	467,099	2.7%	555,462	3.3%	453,555	2.7%
	16,197,499	86.3%	15,522,286	84.8%	14,889,936	85.6%	13,813,214	82.8%	14,070,233	83.3%
Mortgage-backed securities	616,619	3.3%	703,393	3.8%	593,799	3.4%	449,024	2.7%	541,800	3.2%
Commercial mortgage-backed securities	390,990	2.1%	375,510	2.1%	396,813	2.3%	781,417	4.7%	734,244	4.3%
Asset-backed securities	1,566,188	8.3%	1,693,291	9.3%	1,511,117	8.7%	1,639,730	9.8%	1,547,744	9.2%
Total fixed maturities, at fair value	$18,771,296	100.0%	$18,294,480	100.0%	$17,391,665	100.0%	$16,683,385	100.0%	$16,894,021	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2020		2020		2020		2020		2019
Sector:
Industrials	$4,940,996	61.5%	$5,303,089	65.2%	$4,650,615	63.6%	$3,903,927	58.5%	$3,639,891	55.5%
Financials	2,432,719	30.3%	2,156,871	26.5%	2,164,859	29.6%	2,400,415	35.9%	2,645,393	40.3%
Utilities	584,869	7.3%	562,939	6.9%	409,778	5.6%	321,022	4.8%	224,615	3.4%
Covered bonds	2,013	0.0%	2,072	0.0%	1,974	0.0%	2,662	0.0%	3,520	0.1%
All other (2)	79,148	1.0%	112,611	1.4%	82,190	1.1%	49,981	0.7%	47,935	0.7%
Total	$8,039,745	100.0%	$8,137,582	100.0%	$7,309,416	100.0%	$6,678,007	100.0%	$6,561,354	100.0%

Credit quality distribution (3):
AAA	$220,584	2.7%	$291,154	3.6%	$76,923	1.1%	$86,420	1.3%	$95,559	1.5%
AA	995,742	12.4%	1,068,945	13.1%	894,495	12.2%	982,202	14.7%	1,035,817	15.8%
A	3,313,349	41.2%	3,478,591	42.7%	3,834,480	52.5%	3,480,871	52.1%	3,392,134	51.7%
BBB	2,574,823	32.0%	2,427,829	29.8%	1,773,620	24.3%	1,451,807	21.7%	1,355,868	20.7%
BB	540,397	6.7%	478,445	5.9%	388,112	5.3%	348,848	5.2%	334,264	5.1%
B	258,035	3.2%	224,644	2.8%	205,342	2.8%	198,828	3.0%	207,713	3.2%
Lower than B	30,625	0.4%	30,423	0.4%	27,865	0.4%	22,869	0.3%	22,233	0.3%
Not rated	106,190	1.3%	137,551	1.7%	108,579	1.5%	106,162	1.6%	117,766	1.8%
Total	$8,039,745	100.0%	$8,137,582	100.0%	$7,309,416	100.0%	$6,678,007	100.0%	$6,561,354	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2020 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Bank of America Corporation	$323,808	4.0%	1.2%	A-/A2
JPMorgan Chase & Co.	275,040	3.4%	1.0%	A-/A2
Wells Fargo & Company	264,035	3.3%	1.0%	BBB+/A2
Nestlé S.A.	213,454	2.7%	0.8%	AA-/Aa3
Citigroup Inc.	187,920	2.3%	0.7%	BBB+/A3
Morgan Stanley	178,906	2.2%	0.7%	BBB+/A2
Johnson & Johnson	156,579	1.9%	0.6%	AAA/Aaa
Apple Inc.	152,573	1.9%	0.6%	AA+/Aa1
The Goldman Sachs Group, Inc.	129,030	1.6%	0.5%	BBB+/A3
Comcast Corporation	115,407	1.4%	0.4%	A-/A3
Total	$1,996,752	24.8%	7.4%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities at December 31, 2020 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$584,499	$2,059	$1,124	$—	$919	$28,018	$616,619
Commercial mortgage-backed securities	24,396	279,514	31,287	14,461	17,229	24,103	390,990
Asset-backed securities	—	958,419	99,844	288,601	56,273	163,051	1,566,188
Total	$608,895	$1,239,992	$132,255	$303,062	$74,421	$215,172	$2,573,797

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, and transaction costs and other, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions and Watford’s non-recurring listing expenses. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, the Company consolidates the results of Watford in its consolidated financial statements, although it only owns approximately 13% of Watford’s outstanding common equity. Watford has its own management and board of directors that is responsible for its own results and profitability. In addition, the Company does not guarantee or provide credit support for Watford. Because Watford is an independent company, the assets of Watford can be used only to settle obligations of Watford and Watford is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford is limited to its investment in Watford’s senior notes, common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s ownership of Watford’s outstanding common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Net income available to Arch common shareholders	$533,141	$408,636	$288,418	$133,714	$315,981	$1,363,909	$1,594,707
Net realized (gains) losses	(297,801)	(219,726)	(406,645)	109,364	(32,966)	(814,808)	(349,848)
Equity in net (income) loss of investment funds accounted for using the equity method	(89,286)	(126,735)	65,119	4,209	(27,139)	(146,693)	(123,672)
Net foreign exchange (gains) losses	63,588	39,462	42,032	(64,491)	39,832	80,591	10,732
Transaction costs and other	4,718	1,674	977	2,595	9,081	9,964	14,444
Income tax expense (benefit) (1)	16,057	17,010	26,713	4,365	3,568	64,145	16,276
After-tax operating income available to Arch common shareholders	$230,417	$120,321	$16,614	$189,756	$308,357	$557,108	$1,162,639

Diluted per common share results:
Net income available to Arch common shareholders	$1.30	$1.00	$0.71	$0.32	$0.76	$3.32	$3.87
Net realized (gains) losses	(0.72)	(0.54)	(1.00)	0.27	(0.08)	(1.98)	(0.86)
Equity in net (income) loss of investment funds accounted for using the equity method	(0.22)	(0.31)	0.16	0.01	(0.07)	(0.36)	(0.30)
Net foreign exchange (gains) losses	0.15	0.10	0.10	(0.16)	0.10	0.20	0.03
Transaction costs and other	0.01	0.00	0.00	0.01	0.02	0.02	0.04
Income tax expense (benefit) (1)	0.04	0.04	0.07	0.01	0.01	0.16	0.04
After-tax operating income available to Arch common shareholders	$0.56	$0.29	$0.04	$0.46	$0.74	$1.36	$2.82

Weighted average common shares and common share equivalents outstanding - diluted	410,281,852	409,194,657	408,119,681	414,033,570	414,124,920	410,259,455	411,609,478

Beginning common shareholders’ equity	$11,671,997	$11,211,825	$10,587,244	$10,717,371	$10,378,096	$10,717,371	$8,659,827
Ending common shareholders’ equity	12,325,886	11,671,997	11,211,825	10,587,244	10,717,371	12,325,886	10,717,371
Average common shareholders’ equity	$11,998,942	$11,441,911	$10,899,535	$10,652,308	$10,547,734	$11,521,629	$9,688,599

Annualized return on average common equity	17.8%	14.3%	10.6%	5.0%	12.0%	11.8%	16.5%
Annualized operating return on average common equity	7.7%	4.2%	0.6%	7.1%	11.7%	4.8%	12.0%

(1)Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Arch Operating Income Components (1):
Income before income taxes	$570,650	$433,815	$302,474	$205,953	$355,837	$1,512,892	$1,787,437
Net realized (gains) losses	(289,817)	(210,984)	(385,089)	72,109	(31,836)	(813,781)	(348,037)
Equity in net (income) loss of investment funds accounted for using the equity method	(89,286)	(126,735)	65,119	4,209	(27,139)	(146,693)	(123,672)
Net foreign exchange (gains) losses	62,349	38,681	42,438	(63,307)	38,031	80,161	9,252
Transaction costs and other	3,086	792	43	2,538	9,081	6,459	14,444
Pre-tax operating income	256,982	135,569	24,985	221,502	343,974	639,038	1,339,424
Arch share of ‘other’ segment operating income (loss) (2)	1,526	1,792	1,798	2,237	(1,450)	7,353	4,339
Pre-tax operating income available to Arch (b)	258,508	137,361	26,783	223,739	342,524	646,391	1,343,763
Income tax expense (a)	(17,688)	(6,637)	234	(23,580)	(23,764)	(47,671)	(139,512)
After-tax operating income available to Arch	240,820	130,724	27,017	200,159	318,760	598,720	1,204,251
Preferred dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)	(41,612)	(41,612)
After-tax operating income available to Arch common shareholders	$230,417	$120,321	$16,614	$189,756	$308,357	$557,108	$1,162,639

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	6.8%	4.8%	(0.9)%	10.5%	6.9%	7.4%	10.4%

(1)    Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
Balances in ‘other’ segment:
Underwriting income (loss)	$(8,555)	$(8,273)	$(9,129)	$(6,010)	$(37,251)	$(31,967)	$(51,665)
Net investment income	26,466	28,655	30,454	32,125	34,357	117,700	136,671
Interest expense	(4,804)	(5,119)	(6,009)	(7,310)	(7,558)	(23,242)	(27,137)
Preferred dividends	(992)	(993)	(1,036)	(1,096)	(1,131)	(4,117)	(16,909)
Pre-tax operating income (loss) available to common shareholders	12,115	14,270	14,280	17,709	(11,583)	58,374	40,960
Arch ownership	13%	13%	13%	13%	13%	13%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$1,526	$1,792	$1,798	$2,237	$(1,450)	$7,353	$4,339

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Debt:
Arch Capital senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Arch Capital senior notes, due June 30, 2050 ($1,000,000 principal, 3.635%)	1,000,000	1,000,000	1,000,000	—	—
Deferred debt costs on senior notes	(26,577)	(26,811)	(26,820)	(15,616)	(15,791)
Revolving credit agreement borrowings, due October 26, 2021 (variable)	—	—	—	—	—
Total debt	$2,723,423	$2,723,189	$2,723,180	$1,734,384	$1,734,209

Shareholders’ equity available to Arch:
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Common shareholders’ equity (a)	12,325,886	11,671,997	11,211,825	10,587,244	10,717,371
Total shareholders’ equity available to Arch	$13,105,886	$12,451,997	$11,991,825	$11,367,244	$11,497,371

Total capital available to Arch	$15,829,309	$15,175,186	$14,715,005	$13,101,628	$13,231,580

Common shares outstanding, net of treasury shares (b)	406,720,642	406,018,958	405,970,251	405,609,867	405,619,201

Book value per common share (4) (a)/(b)	$30.31	$28.75	$27.62	$26.10	$26.42

Leverage ratios:
Senior notes/total capital available to Arch	17.2%	17.9%	18.5%	13.2%	13.1%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	17.2%	17.9%	18.5%	13.2%	13.1%
Preferred/total capital available to Arch	4.9%	5.1%	5.3%	6.0%	5.9%
Debt and preferred/total capital available to Arch	22.1%	23.1%	23.8%	19.2%	19.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch Capital, and fully and unconditionally guaranteed by Arch Capital.
(3)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch Capital.
(4)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020
Effect of share repurchases:
Aggregate cost of shares repurchased	$7,986	$—	$—	$75,486	$—	$4,051,766
Shares repurchased	250,714	—	—	2,599,388	—	389,192,082
Average price per share repurchased	$31.85	$—	$—	$29.04	$—	$10.41

Remaining share repurchase authorization (1)						$916,528

(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2021.

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